1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

September 3, 2015


1ST SECURITY BANK

Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: other benefits from the proposed branch acquisition by FS Bancorp, Inc. might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite regulatory approvals for the acquisition might not be obtained; general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Branch Transaction
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our tenth consecutive quarterly cash dividend payment in our July 2015 press release.

WASHINGTON CREDIT UNION
↓
1ST SECURITY BANK
↓
FS BANCORP, INC.
↓
FSBW

Culture

- Vision: Build a truly great place to work and bank.
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day."
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

Transaction Terms and Assumptions

Purchase Summary	▪ Four Branches (including ATMs) located on the Olympic Peninsula ▪ Clallam County and Jefferson County ▪ 1st Security Bank to assume all Branch staff and related overhead expense
Est. Deposits Assumed	▪ Approximately $268 million
Non-Cash Assets Acquired	▪ Approximately $2 million(1)
Est. Purchase Price	▪ Approximately $7 million(2)
Deposit Premium	▪ 2.50% on total deposits
Required Approvals	▪ Customary regulatory approvals
Timing	▪ Expected to close in the first quarter of 2016

(1) Non-cash assets include loans and fixed assets
(2) Aggregate purchase price will be based on total average deposits at close

Pro Forma Deposit Composition

1st Security Bank


Demand Deps. 17%
NOW and ATS 6%
MMDA and Savings 39%
Retail Time 13%
Jumbo Time 25%

$480M

Cost of Deposits: 0.71%

Acquired Branches


Jumbo Time 4%
Retail Time 9%
Demand Deps. 24%
NOW and ATS 18%
MMDA and Savings 45%

$268M

Cost of Deposits: 0.12%

Pro Forma


Jumbo Time 17%
Demand Deps. 19%
NOW and ATS 11%
Retail Time 12%
MMDA and Savings 41%

$748M

Estimated Cost of Deposits: 0.50%

Source: SNL Financial; transaction assumptions
Note: 1st Security Bank deposits reflect reported bank level regulatory data as of June 30, 2015

Transaction Rationale

Strategic Rationale	▪ Attractive low cost core funding ▪ Expands branch network along the Olympic Peninsula ▪ Clallam County and Jefferson County
Financial Impact	▪ Immediately accretive to EPS ▪ Tangible book value dilution earnback estimated to be less than 3 years ▪ Improves funding mix ▪ Enhances scale: pro forma total assets will exceed $800 million
Additional Considerations	▪ Pro forma capital levels projected to remain robust ▪ Market expansion further leverages management capabilities ▪ Transaction creates additional customer opportunities

1ST SECURITY BANK

FS BANCORP, INC.



Port Angeles
Sequim
Port Townsend
Hadlock
Mill Creek
Lynnwood
Edmonds
Mountlake Terrace
Poulsbo
Seattle
Overlake
Bellevue
Port Orchard
Tacoma
Puyallup
Tri-Cities
Future 1SB Branch
Administrative Center
Bellevue Home Lending
Mill Creek Home Lending
Mill Creek
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Port Orchard Home Lending
Puyallup
Puyallup Home Lending
Tri-Cities Home Lending

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: June 30, 2015

Coastal Community Bank	$589,361
1st Security Bank	$566,310
UniBank	$237,055
Pacific Crest Savings Bank	$196,526
Mountain Pacific Bank	$165,377
The Bank of Washington	$164,047
Prime Pacific Bank, N.A.	$124,246

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 6/30/2015. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	YTD ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$60,655	1.82%	10.91%	0.21%	1.55%
Sound Community	$50,264	1.04%	10.21%	0.31%	1.05%
Puget Sound Bank	$51,684	0.98%	12.93%	0.26%	1.21%
Coastal Community	$55,038	0.60%	9.57%	1.19%	1.26%
First Savings Bank	$110,116	1.04%	11.70%	1.02%	1.57%
HomeStreet Bank	$435,388	1.20%	9.46%	1.79%	0.88%

Data is from the 6/30/2015 Call Report.
*Ratios as reported in the 6/30/2015 UBPR.

1ST SECURITY BANK

FS BANCORP, INC.

Recent Accolades

Made possible by our amazing customers and employees!

PUGET SOUND
BUSINESS JOURNAL

WASHINGTON'S TOP BANKS:

Things have improved dramatically since the failure of WaMu

EMILY PARKHURST
Digital Managing Editor
Puget Sound Business Journal

Federal regulators seized Washington Mutual's assets on Sept. 25, 2008 in the largest bank failure in U.S. history.

Washington state's banking industry has never quite been the same. But it has recovered, and things are looking up.

That's according to Kirk Briden and his company, St. Louis-based Bankers Caddy, which watches the industry closely and ranks banks based on 19 different factors, including liquidity, growth, loan portfolio and other relevant factors.

By his evaluation, Washington's banks are looking pretty good, especially considering the state's history.

"In general the banking industry is getting a lot better in your area," Briden said.

Because of the way he ranks them, banks in smaller communities tend to do better. They have less competition for the best loans, so they can turn away customers that banks in more heavily populated areas might accept. That

HERE ARE HIS RANKINGS FOR THE TOP 25 BANKS IN WASHINGTON STATE:

1 1st Security Bank of Washington, Mountlake Terrace, Assets: $500 million

2 Cashmere Valley Bank, Cashmere, Assets: $1.3 billion

3 Banner Bank, Walla Walla, Assets: $4.5 billion

4 Fife Commercial Bank, Fife, Assets: $84 million

5 Puget Sound Bank, Bellevue, Assets: $388 million

6 First Savings Bank Northwest, Renton, Assets: $931 million

7 Community First Bank, Kennewick, Assets: $274 million

8 Sound Community Bank, Seattle, Assets: $495 million

9 Farmington State Bank, Farmington, Assets: $11 million

10 Yakima Federal Savings and Loan Association, Yakima, Assets: $1.8 billion

PUGET SOUND BUSINESS JOURNAL
BEST
2015 WASHINGTON'S BEST WORKPLACES

2015 Washington's Best Workplace Award – Bronze medal in our class!



Rated #1 Bank in Washington by Banker's Caddy, an independent Bank Rating Firm, as reported in the *Puget Sound Business Journal* on March 11, 2015

TOP 200 Healthiest Banks 2015

2015 Top 200 Healthiest Banks in the US for 2 years in a row! (#51 of 6998 banks)

Northwest Economy



- Employment.
- Limited supply of "in city" housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data at December 31, 2011 is reported for the Bank only.

Numbers presented in thousands (000's)

	06/30/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Loans	$432,265	$387,174	$281,081	$274,949	$217,131
Total Assets	$568,589	$509,754	$419,187	$359,030	$283,793
Total Deposits	$470,508	$420,444	$336,876	$288,949	$246,418
Total Equity	$70,855	$65,836	$62,313	$59,897	$26,767
Net Income	*$4,864	$4,540	$3,920	**$5,295	$1,545

* Year-to-date Net Income for the first six months of 2015

**Includes DTA allowance reversal of $2.3 million

Income Statement

Three Months Ended June 30, 2015 (Consolidated)

Interest Income	$7,775
Interest Expense	(884)
Net Interest Income (NII)	**6,891**
Provision for Loan Losses	(600)
NII after Provision	**6,291**
Noninterest Income	5,278
Noninterest Expense	(7,261)
Income Pre Tax Provision	**4,308**
Provision for Income Tax	(1,514)
Net Income	**$2,794**

Three Months Ended June 30, 2014 (Consolidated)

Interest Income	$5,849
Interest Expense	(657)
Net Interest Income (NII)	**5,192**
Provision for Loan Losses	(450)
NII after Provision	**4,742**
Noninterest Income	2,456
Noninterest Expense	(5,714)
Income Pre Tax Provision	**1,484**
Provision for Income Tax	(498)
Net Income	**$986**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of June 30, 2015 (Consolidated)

Cash and Cash Equivalents	$13,802
Securities AFS at Fair Value	50,414
Loans Held for Sale at Fair Value	41,039
Loans Receivable, Net	432,265
Premises and Equipment, Net	13,953
Other Real Estate Owned	-
Other Assets*	17,116
TOTAL ASSETS	**$568,589**
Noninterest-bearing Accounts	$68,558
Interest-bearing Accounts	401,950
Borrowings	20,269
Other Liabilities	6,957
TOTAL LIABILITIES	**$497,734**
STOCKHOLDERS TOTAL EQUITY	**$70,855**

As of June 30, 2014 (Consolidated)

Cash and Cash Equivalents	$9,155
Securities AFS at Fair Value	58,363
Loans Held for Sale at Fair Value	15,975
Loans Receivable, Net	325,495
Premises and Equipment, Net	13,763
Other Real Estate Owned	36
Other Assets*	13,234
TOTAL ASSETS	**$ 436,021**
Noninterest-bearing Accounts	$ 47,685
Interest-bearing Accounts	303,959
Borrowings	17,552
Other Liabilities	4,041
TOTAL LIABILITIES	**$ 373,237**
STOCKHOLDERS TOTAL EQUITY	**$ 62,784**

*Includes accrued interest receivable, FHLB Stock, Bank Owned Life Insurance, Servicing Rights and other assets.

Selected Financial Ratios

	(Consolidated, QTD) *6/30/2015	(Consolidated, YTD) 12/31/2014	(Consolidated, YTD) 12/31/2013
Return on Average Assets	1.99%	1.00%	1.01%
Net Interest Margin	5.14%	5.12%	5.33%
Efficiency Ratio	59.67%	74.29%	71.52%
Net Loans & Leases to Deposits**	91.87%	93.24%	83.44%
Non-Performing Assets to Total Assets	0.18%	0.08%	0.77%
ALLL/Total Loans and Leases not HFS	1.57%	1.54%	1.77%
Tier One Leverage Capital (Company)	12.60%	13.16%	15.50%
Book Value Per Fully Diluted Share	$23.80	$22.48	$20.55

* Numbers reported for June 30th are quarterly results annualized as applicable.

** Excludes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 6/30/2015

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	34%
Commercial Real Estate	30%
Business Lending	17%
Residential Lending	19%
TOTAL	100%

Actual 6/30/2014

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	39%
Commercial Real Estate	28%
Business Lending	19%
Residential Lending	14%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential portfolio /home equity loans and excludes held for sale loans.

Consumer Lending

Q2 2015 Highlights

- $149.5 million Outstanding
- $22.6 million in Dealer Originations (Up 7% from comparable Q2 2014)
- Average Yield of 8.15% in Q2 2015, down from 8.26% in Q1 2015
- Top 10 Dealers accounted for $13.8 million (61%) of loan originations in Q2 2015

Q2 2015 Dealer Production by State

- 39.93% Washington
- 32.33% Oregon
- 27.74% California

2009 – Q2 2015 Portfolio Credit Quality


80
60
40
20
0
<680
680-719
720+
2009
2015

Portfolio Characteristics


Indirect home improvement
Solar
Marine
Auto+Recreational
Other
1%
1%
13%
17%
68%

Home Lending

Q2 2015 Closings: $195.5 million

- 2nd Quarter Purchase Closings: 78.8% or $154 million
- Total New Applications in Q2 of $466MM – Home inventory remains limited
- $185.5 million in loan sales during Q2 2015


$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Quarterly Closed Volume (in millions)

1ST SECURITY BANK

FS BANCORP, INC.

Home Lending

Servicing unpaid principal balance $394.5 million

- First quarter increase in notional servicing:	$92.0 million
- Book value for mortgage servicing rights:	0.93%
- Third party market value of servicing rights:	1.16%
- Weighted average coupon:	4.00%

Q2 2015 Margins on loan sales:

- Margins on loans sold in Q2 of 2.73%
- Up from margins of 2.45% in Q1 2015
- Increase in margins due to product mix
- Margins reported are on "sold" loans only


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.86%
2.13%
2.85%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
2.45%
2.73%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Cash Margin on Loans Sold

Commercial Business Lending

Q2 2015 Summary

- $75.6 million outstanding as of 6/30/15.
- $132.0 million committed as of 6/30/15.

Q2 2015 Mortgage Warehouse Lines

- Commitments were $35.0 million at quarter end.
- Outstanding balances at June 30, 2015 decreased to $14.8 million from $16.7 million as of quarter end March 2015.

Q2 2015 Product Mix


$14,802
20%
$60,741
80%
Warehouse
C+I

2011 – 2015 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15

Data reported in thousands (000's) unless otherwise noted

Residential Construction Lending

Portfolio Highlights:

- $70.2 million in YTD Originations.
- $109 million Committed as of 6/30/15.
- $63.6 million Outstanding as of 6/30/15.
- 6.19% Average Coupon Rate.
- Majority of Originations in King County.

June 30, 2015 Concentration (Committed)


$103.2 million
Vertical Construction
95%
5%
Vertical Construction
Lot Development
$5.8 million
Finished Lots /
A & D

*Data as of 6/30/2015

Non-accrual Loans and REO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of June 30, 2015 (Consolidated)


Checking
MMDA+Savings
CD's less than $250,000
CDs 250,000+
$34,182
8%
$100,459
21%
$147,763
31%
$188,104
40%

Numbers reported in thousands (000's)

As of June 30, 2014 (Consolidated)


Checking
MMDA+Savings
CD's less than $250,000
CDs 250,000+
$33,447
10%
$75,339
21%
$108,969
31%
$133,889
38%

Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared tenth consecutive quarterly cash dividend of $0.07 per share for shareholders of record on August 12, 2015 and payable on August 26, 2015
- Continued focus on increasing shareholder value through business plan execution
- Share repurchase plan in place through August of 2016
- Strategy to expand construction lending in line with regulatory guidance on construction concentrations

Valuation Detail

- Reported book value of $23.80 per share. Price to Book value of 95% as of market close August 24, 2015
- Excess Capital Held at FS Bancorp, Inc. of $10.0 million
- Earnings Per Diluted Share of $0.93 for quarter end June 30, 2015
- Payout ratio at 8.12% based upon $0.07 per share in Q2 as of June 30,2015
- Over $134 million in additional leverage capacity at the subsidiary bank based on the current Capital Policy
- Cost structure reflects investment for future growth

Contact Information

Joe Adams
joea@fsbwa.com
Chief Executive Officer
#425-697-8048

Drew Ness
drewn@fsbwa.com
Chief Operations Officer
#425-697-8075

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
#425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043